UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
 (Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2016

Date of reporting period:  April 30, 2016

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Semi-Annual Report
April 30, 2016
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some micro-cap companies.  However, micro-cap companies will only make up a small portion of the Fund’s portfolio.  Micro-cap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2016
(Unaudited)

From the Desk of Michael Corbett, President and CIO	2

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	5
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11

Perritt Ultra MicroCap Fund
From the Portfolio Managers	12
Performance	16
Ten Largest Common Stock Holdings	18
Allocation of Portfolio Investments	19

Perritt Low Priced Stock Fund
From the Portfolio Managers	20
Performance	24
Ten Largest Common Stock Holdings	26
Allocation of Portfolio Investments	27

Perritt Funds
Schedules of Investments	28
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	42
Notes to Financial Statements	45
Expense Example	54
Advisory Agreement Renewal	56
Directors and Officers	60
Information	63

Perritt Funds, Inc.

From the Desk of Michael Corbett, President and CIO

Michael Corbett,
President and CIO

The past six months proved to be very volatile for the equity markets. While there are several factors that contributed to the volatility, the Federal Open Market Committee (FOMC) shifting from hawkish to dovish policy is certainly a big one. A hawkish policy favors higher interest rates and tighter monetary controls to keep inflation in check. A dovish policy refers to an economic outlook which generally supports low interest rates as a means of encouraging growth within the economy. It was surmised by many that the FOMC would raise interest rates four times this year, but recent consensus is for perhaps only two hikes in 2016. The small- and micro-cap market started the calendar year off with a 16.04% decline in the Russell 2000 Index and a 17.50% decline in the Russell Microcap Index through February 11, 2016. However, the markets rebounded nicely in the second half of February and in the March and April months, which only resulted in modest losses in the past six months for the small- and micro-cap indexes.

The table below shows how each of the major indexes performed during the first six months of our fiscal year.  I am proud to report that each of our Funds performed better than their respective indexes.  However, I am sorry to report that the only Fund that produced a positive return was the Ultra MicroCap Fund, which was only a modest gain.  You can view the full historic results of each of the Funds and the indexes later in this report.  While the recent performance within the micro-cap space is disappointing, we remain optimistic about the long-term.

Six Month performance
Index	11/1/2015 – 4/30/2016
S&P 500 Index	0.43%
Russell 2000 Index	-1.90%
Russell Microcap Index	-3.90%

Past performance does not guarantee future results.

As we have been saying for some time, the small- and micro-cap stocks have been in a stealth bear market. In other words, the average stock has been in a bear market, but the indexes have not experienced a bear market. We can finally say both the Russell 2000 and the Russell Microcap Indexes hit bear market territory in the first quarter of 2016. While it may be too early to say the indexes are at bear market lows, the declines and length of the bear market seem to be close to average.

The two tables below give the bear market history for both the Russell 2000 Index and Russell Microcap Index. It should be noted that the Russell 2000 Index started on 12/29/1978 and the Russell Microcap Index started on 6/30/2000. As can be seen below, this is the 10th bear market for the Russell 2000 Index, and the average decline is a little more than 34% with the average length being 8.7 months. This is the 7th bear market for the Russell Microcap Index, and the average decline is 32% with the average length being 7.6 months. The majority of bear markets are usually associated with a recession or a “black swan” event. While it is difficult to rule out a recession or a “black swan” event in the near future, it appears unlikely to us, which gives us confidence that the worst of the decline for small- and micro-cap stocks is behind us.

Perritt Funds, Inc.

Russell 2000 Bear Markets

Months	Ending Day	Percent Decline
2	3/27/1980	-26.3%
14	8/12/1982	-26.2
13	7/25/1984	-24.1
2	10/28/1987	-38.9
12	10/31/1990	-32.5
5	10/08/1998	-36.5
7	10/09/2002	-44.1
20	3/09/2009	-58.9
5	10/03/2011	-29.1
7	2/11/2016	25.7
Average 8.7 months		-34.2%

Source: Frank Russell Company

Russell Microcap Bear Markets

Months	Ending Day	Percent Decline
5	12/21/2000	-22.4%
4	9/21/2001	-23.0
6	10/09/2002	-33.4
20	3/09/2009	-64.3
4	8/24/2010	-22.1
6	10/13/2011	-30.5
8	2/11/2016	-28.6
Average 7.6 months		-32.0%

Source: Frank Russell Company

It may not be a surprise, but historically as the tables below indicate, the best time to put new dollars to work were at bear market lows. The two tables show the Russell 2000 Index and the Russell Microcap Index performance for 6 months, 12 months, and 3 years after the bear market low. As can be seen below, each period results in a positive return. In addition, the average gain for the Russell 2000 Index and the Russell Microcap Index are impressive after the bear market, particularly for the 12 month and the 3 year periods. While it is not clear if the bear market did bottom on February 11, 2016, history shows that this current bear market is close to the average bear market.

Russell 2000 Index Bear Market Recovery

	Total Return
Bear Market Low	6 months	12 months	3 Years
3/27/1980	51.9%	75.2%	127.1%
8/12/1982	65.7	93.9	98.1
7/25/1984	19.6	30.7	78.7
10/28/1987	36.5	38.8	13.2
10/31/1990	43.1	55.3	118.4
10/8/1998	28.7	37.7	32.5
10/9/2002	13.8	59.4	95.1
3/9/2009	70.8	95.1	138.0
10/3/2011	37.0	37.6	81.3
2/11/2016	?	?	?
Average	40.8%	58.2%	87.0%

Source: Frank Russell Company.  Past Performance does not guarantee future results.

Perritt Funds, Inc.

Russell Microcap Index Bear Market Recovery

	Total Return
Bear Market Low	6 months	12 months	3 Years
12/21/2000	24.5%	24.3%	72.6
9/21/2001	33.0	0.3	78.9
10/9/2002	17.6	79.7	118.0
3/9/2009	79.9	102.2	143.7
8/24/2010	37.2	17.0	86.1
10/3/2011	32.5	44.9	88.1
2/11/2016	?	?	?
Average	37.5%	44.7%	97.9%

Source: Frank Russell Company.  Past Performance does not guarantee future results.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy.  Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. Russell Microcap Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe.  Dow Jones Industrial Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.  Bear market is a market condition in the prices of securities are falling, and widespread pessimism causes the negative sentiment to be self-sustaining.  A downturn of 20% or more in multiple broad market indexes, such as the DJIA or S&P 500, over at least a two month period, is considered an entry into a bear market.

Mutual fund investing involves risk. Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility than larger companies. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund and Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.  Low Priced stocks are generally more volatile than higher priced securities.

Earnings growth is not representative of the fund’s future performance.

Please refer to the Schedule of Investments in the report for more complete information regarding Funds’ holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell a security.

Past performance is not a guarantee of future results.  Index performance is not illustrative of fund performance.  One cannot invest directly in an index.  Please call (800) 331-8936 for fund performance.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Portfolio Manager	Portfolio Manager

The Perritt MicroCap Opportunities Fund posted a return of -2.13% during the six month period ended April 30, 2016 (the “period”), which compares to a return of -3.90% for the Russell Microcap Index and a -1.90% return for the Russell 2000 Index.  The Fund’s longer-term performance results, as well as the benchmarks’ performance, can be found later in this report.

The first half of the 2016 fiscal year was a period of yet further increased volatility for markets.  In our last letter, we discussed how it appeared as though markets entered a turning point following the late summer selloff.  The high beta, high valuation, speculative stocks were suffering losses while the high quality stocks were beginning to relatively outperform.

This theme followed through into the start of 2016.  Markets around the world sold off dramatically following renewed fears of recession, both domestically and globally; and due to fears of Chinese devaluation, destabilizing markets, and the consternation that the major central banks were out of ammunition to protect their economies.  At the nadir of February’s lows, small-cap stocks were down 27% from their highs.

As is usually the case in the markets, pessimism went too far.  Fears of global destabilization were overblown. The U.S. has thus far avoided recession.  Central banks continue tinkering and jawboning.  Therefore, the February lows provided investors with the best opportunity in quite some time to purchase shares at reasonable valuations.  We took advantage of the opportunity and became fully invested during the market selloff.  During the period covering our last letter, our cash balance averaged 4.5%, however in February it was 0%.  From February to April, the Russell 2000 Index rallied nearly 21% as investors realized the situation was not so dire.

We continue our focus on businesses with high returns on capital, robust free cash flow generation, and solid balance sheets.  This focus on high quality businesses has served us well during the recent volatility as markets shifted from a speculative orientation toward higher quality.  Owning and investing in high quality businesses is a crucial factor in aiding our ability to have the confidence to invest additional capital or hold our positions during periods of acute stress in the markets.  This confidence stems from 1) our knowledge that our businesses’ balance sheets are comprised of valuable tangible assets, 2) the businesses are run profitably and generate free cash flow, and 3) they earn an acceptable rate of return above their cost of capital.  This knowledge can help provide us an invaluable advantage during these periods of stress.  It is our signal through all the noise.

During the period, we continued to strategically reduce the number of names in the portfolio.  We began the period with 101 positions in the fund and ended the period with 89 positions.  Though a reduction of a net 12 positions, we are still adding new securities as well as increasing our positions in existing holdings.  At present, we believe the number of positions in the portfolio is appropriate.  The reduction in the number of positions to the present level is a reflection of our desire to

Perritt MicroCap Opportunities Fund

remain focused on the highest quality companies, and to hold or invest in them when the price of the security offers a compelling return potential.

We have added five new positions during the period: Birner Dental Management Services Inc. (BDMS), Graham Corp. (GHM), Huttig Building Products Inc. (HBP), Kadant Inc. (KAI), and Team Inc. (TISI).  Each of these companies has generated free cash flow, has had a solid balance sheet, and has earned an attractive amount of return on capital in our view.  Furthermore, the median market capitalization of the names added was $338mm with an average number of Wall Street analysts of 2 (two of the new positions have no analyst coverage at all).  These final points on size and coverage speak to our dedication to remain true to our micro-cap space and investing in unknown and under researched securities.

During the period, we liquidated 17 positions.  Three positions were sold after receiving a valid buyout offer: Liberator Medical Holdings, Inc. (LBMH), SL Industries Inc. (SLI), and Integrated Silicon Solutions Inc. (ISSI), which was only sold after receiving multiple bids and counter bids in a bidding war for the company.  A fourth buyout offer occurred during the period when Team Inc. (TISI) offered to acquire the shares of Furmanite Corp. (FRM).  This transaction was an all-stock deal and we retained the shares of TISI acquired through this buyout.

The recent level of M&A activity in the portfolio equates to 8.5% of the number of positions in the portfolio being bought out.  While not necessarily as robust as it could be, this is within our historical range.  We believe M&A premiums continue to be attractive and demonstrate the embedded synergistic value within many micro-cap companies.

Four companies were sold after reaching our price targets or becoming too large in terms of market capitalization: AEP Industries Group (AEPI), Ennis Inc. (EBF), Physicians Realty Trust (DOC), and Universal Electronics Inc. (UEIC).  The remaining nine positions removed from the portfolio were sold after reporting disappointing results, or a downgrade in our view of the price appreciation potential of the security.

As of April 30, 2016, the Fund’s portfolio was comprised of 89 common stocks.  The Fund’s 10 largest holdings and detailed descriptions can be found later in this report. Based on our earnings estimate, the Fund’s portfolio is trading at approximately 15.5 times 2016 earnings.  Stocks in the portfolio are priced at a median 0.88 times revenue and the median price to book value is 1.5x.  Lastly, the median market capitalization is approximately $264.4 million.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. We remain dedicated to investing in high quality micro-cap companies at attractive valuations. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our website at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

George Metrou
Portfolio Manager

Perritt MicroCap Opportunities Fund

Beta is a measure of the volatility or systematic risk of a security or a portfolio in comparison to the market as a whole.

Return on Capital is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Price/Earnings is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The semi-annual report must be preceded or accompanied by a prospectus. One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Perfomance* (Unaudited)	April 30, 2016

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Perfomance* (Unaudited) (Continued)	April 30, 2016

Cumulative Total Returns*
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	-2.13%	-6.80%	22.88%	29.46%	46.49%	312.32%	958.24%

Russell
Microcap¨ Index	-3.90%	-8.07%	24.20%	40.04%	41.92%	188.16%	N/A
(reflects no deduction
for fees and expenses)

Russell 2000¨ Index	-1.90%	-5.94%	24.33%	40.11%	69.58%	184.51%	838.64%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns*
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	-6.80%	7.11%	5.30%	3.89%	9.90%	9.90%

Russell Microcap¨ Index	-8.07%	7.49%	6.97%	3.56%	7.31%	N/A
(reflects no deduction
for fees and expenses)

Russell 2000¨ Index	-5.94%	7.53%	6.98%	5.42%	7.22%	9.37%
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2015, as stated in the statutory prospectus, was 1.22%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector. This sector includes taxi cabs, non-emergency para-transit, limousine, livery, and business autos.

Tristate Capital Holdings, Inc. (TSC) is a bank holding company headquartered in Pittsburgh, PA, providing commercial banking, private banking, and investment management services to middle-market companies, institutional clients, and high-net-worth individuals.

Farmer Brothers Co. (FARM) engages in the manufacture, wholesale, and distribution of coffee, tea, and culinary products in the United States. The company is a direct distributor of coffee to restaurants, hotels, casinos, offices, convenience stores, healthcare facilities, and other foodservice providers.

Global Brass and Copper Holdings, Inc. (BRSS) is a leading, value-added converter, fabricator, processor and distributor of specialized copper and brass products in North America. The company engages in metal melting and casting, rolling, drawing, extruding, and stamping to fabricate finished and semi-finished alloy products from processed scrap, copper cathode, and other refined metals.

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry. Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants, and system decontamination to remove moisture, oils, and other pollutants.

Rudolph Technologies Inc. (RTEC) designs, develops, manufactures, and supports process control defect inspection and metrology, advanced packaging lithography, and data analysis systems, and software used in microelectronic device manufacturing. RTEC provides critical yield-enhancing information, enabling microelectronic device manufacturers to drive down costs and time to market their devices.

United Insurance Holdings Corp. (UIHC) operates as a property and casualty insurance holding company. They provide sourcing and writing services in Florida, Massachusetts, New Jersey, North Carolina, Rhode Island, South Carolina, and Texas. The company’s target market consists of cases where the threat of natural disasters has caused large national insurance carriers to reduce their concentration of policies.

Miller Industries Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment. It offers wreckers, such as conventional tow trucks and recovery vehicles. The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Photronics, Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems. The company primarily sells its products to leading semiconductor and FPD manufacturers.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Century Casinos, Inc. (CNTY) owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The company also operates casinos aboard 14 luxury cruise vessels.  Through its Austrian subsidiary, the company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2016

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund produced a positive return of 0.22% for the first six months of fiscal year 2016.  This compares favorably to the 1.90% decline for the Russell 2000 Index and the 3.90% decline for the Russell Microcap Index.  The complete performance for the Fund and its benchmarks can be found on the following pages.

During the first six months of this fiscal year, the Fund has seen strong performance from our investments in the industrial, consumer discretionary and information technology spaces.  Some examples from the industrial sector include Supreme Industries (STS), a manufacturer of medium duty box trucks and specialty vehicles, which was up 62% over the past six months, and Gencore Industries (GENC), a heavy machinery manufacturer that was up 49%.  An example from the consumer discretionary space is US Auto Parts Network (PRTS), an online only retailer of secondary market auto parts, which returned 58% in the past six months contributing 0.56% to the Fund’s performance.  In the information technology space we saw continued strong performance from USA Technologies (USAT), a mobile payment systems integrator in the vending space, which was up 54% during this period, and contributed a positive 1.33% to the Fund’s performance.

The Fund sold out of 12 investments over the past six months.  Two of these, Smartpros (SPRO) and Xenith Bancshares (XBKS), were sold as a result of the companies receiving valid buyout offers.  We sold stock in another company, Edgewater Technologies (EDGW), because the stock price surpassed our target.  The remaining nine companies were eliminated due to weak results or material downgrades in the outlook for those companies.  The companies were replaced with new additions that we believe will help contribute to the future performance of the Fund; which include MCFT Holdings (MCFT), also known as Mastercraft Boats, and MGC Diagnostics (MGCD), a manufacturer of non-invasive cardiorespiratory diagnostics products.

As of April 30th, 2016, the Fund holds the common stock of 90 companies, down from 98 held at the end of our last fiscal year on October 31st, 2015.  The Fund’s largest holdings and detailed descriptions can be found on the following pages.  This reduction in the number of companies was intentional to continue our trend of concentrating in high quality, high conviction ideas.  Based on our earnings estimates, the Fund’s portfolio is trading at 14.4 times forward earnings.  The median price to sales ratio is 0.9, the median price to book ratio is 1.57, and the median market cap is approximately $73 million.

The Fund continues to actively underweight the healthcare sector with an exposure of 7.23% for the Fund versus 19.31% for the Russell Microcap Index, specifically in pharmaceuticals, life sciences, and biotech companies.  Many of the companies in

Perritt Ultra MicroCap Fund

these sub-sectors have minimal tangible assets, cash flow generation, profitability, and revenue.  They are also exposed to a high degree of regulatory uncertainty due to the FDA approval process. These factors eliminate them from eligibility for investment due to our criteria and screening process.  While this lower allocation to the sector largely explains the performance differential between the Fund and the index, we will continue to underweight this segment going forward due to our reliance on the valuation and stock picking criteria we have relied on for the past 27 years.  We are also underweight in the financial sector and overweight in both industrial and information technology companies.

The Ultra MicroCap Fund tends to have investments that fly under the radar screen of most investors.  The micro-cap universe, particularly those stocks with sub-$100 million market capitalizations, are often ignored by investors for an extended period of time.  Therefore, the potential rewards can take longer to achieve, but they can be swift.  While we as shareholders continue to be displeased with the Fund’s lack of performance, we remain focused on the long-term potential of our investments despite relative weakness in the short-term.  As always, we would like to remind investors that the rewards of micro-cap investing typically are never consistent in the short run, but can have the potential to be rewarding in a full market cycle.  Please review the Fund’s full performance results on the following pages.

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee, as well as several employees have continued to invest in this Fund for more than 10 years. If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936, or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matthew Brackmann
Portfolio Manager

Price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

Price-to-book ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Cash Flow is the net amount of cash and cash-equivalents moving into and out of a business.

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Perritt Ultra MicroCap Fund

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The semi-annual report must be preceded or accompanied by a prospectus. One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Perfomance* (Unaudited)	April 30, 2016

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Perfomance* (Unaudited) (Continued)	April 30, 2016

Cumulative Total Returns**
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
MicroCap Fund	0.22%	-2.49%	31.49%	27.85%	38.34%	106.03%

Russell Microcap¨ Index	-3.90%	-8.07%	24.20%	40.04%	41.92%	100.20%
(reflects no deduction
for fees and expenses)

Russell 2000¨ Index	-1.90%	-5.94%	24.33%	40.11%	69.58%	142.76%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception
Perritt Ultra
MicroCap Fund	-2.49%	9.55%	5.04%	3.30%	6.39%

Russell Microcap¨ Index	-8.07%	7.49%	6.97%	3.56%	6.13%
(reflects no deduction
for fees and expenses)

Russell 2000¨ Index	-5.94%	7.53%	6.98%	5.42%	7.90%
(reflects no deduction
for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2015, as stated in the statutory prospectus, was 1.76%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to the federal government. DLH provides services and solutions within two broad U.S. Government markets; healthcare and logistics.

Kingstone Companies, Inc. (KINS) is a property and casualty insurance holding company licensed to write insurance to individuals and small businesses in New York, New Jersey, Pennsylvania, Connecticut, and Texas. Kingstone Companies, Inc. sells its products through independent retail and wholesale agents and brokers.

MeetMe, Inc. (MEET) is a social network for meeting new people in the U.S. and internationally. MeetMe is a leader in mobile monetization with a diverse revenue model comprising advertising, virtual currency, and subscription. Approximately 90 percent of the traffic is coming from mobile and has more than one million total daily active users.

USA Technologies, Inc. (USAT) is a provider of technology enabled solutions and value added services that facilitate electronic payment transactions for the unattended Point of Sale (“POS”) market. Its ePort Connect solution facilitates electronic payment options, as well as telemetry and machine to machine (M2M) services to monitor, control, and report on the results of distributed assets containing electronic payment solutions.

CTI Industries Corp. (CTIB) manufactures and markets foil and latex balloons, develops and produces vacuum sealing systems for household use, distributes and markets home organizing and container products and produces laminated and printed films for commercial uses in the United States and internationally.

BG Staffing Inc. (BGSF) provides temporary workers to a range of customers that are seeking to match their workforce requirements to their business needs. The company’s operations are organized into three segments: Commercial, Multifamily and Professional. The Commercial segment provides temporary workers for various skilled and unskilled positions.  The Multifamily segment offers front office and maintenance personnel to the multifamily housing industry. The Professional segment provides skilled IT professionals, and finance and accounting personnel.

Gencor Industries Inc. (GENC) designs, manufactures and sells heavy machinery used in the production of highway construction materials, synthetic fuels and environmental control equipment. Gencor sells its products through its own sales reps and independent dealers globally.

Pioneer Power Solutions, Inc. (PPSI) manufactures, sells and services a broad range of specialty electrical transmission, distribution, and on site power generation equipment for applications in the utility, industrial, commercial, and backup power markets.

Supreme Industries Inc. (STS) manufactures truck bodies, trolleys, and specialty vehicles produced to the specifications of its customers in the United States. The company’s transportation equipment products are used by a wide variety of industrial, commercial, and law enforcement customers. The company sells its products to commercial dealers/distributors and fleet leasing companies, as well as directly to end users.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

DSP Group Inc. (DSPG) provides wireless chipset solutions for converged communications, delivering system solutions that combine semiconductors and software with reference designs. Its products enable converged voice, audio, and data connectivity across diverse consumer products, ranging from cordless, and VOIP phones to home gateways and connected multimedia screens.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2016

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,	Brian Gillespie,
Portfolio Manager	Portfolio Manager

This time last year, the Perritt Low Priced Stock Fund had passed one milestone and was closing in on another one.  The Low Priced Stock Fund celebrated the one-year anniversary of the launch as a mutual fund in February 2015 and was looking forward to celebrating the portfolio’s 3-year anniversary in June 2015.  As a reminder, the low priced portfolio, the predecessor to the Fund, had an inception date of June 2012.  We are looking forward to celebrating the three-year anniversary as a mutual fund in February 2017 and are proud to report that the Fund is currently at the highest level of assets since its inception.  In fact, assets in the Fund have more than doubled since this time last year.  This could not have been achieved without the support and trust of you, our fellow investors, for which we are grateful.  Our comments in this report will focus primarily on the 6-month period ending April 30, 2016.

As of April 30, 2016, the Fund’s portfolio contained the common stocks of 58 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found in the following pages.  The number of companies in the portfolio is down from 66 companies in the portfolio six months prior.  One reason for the reduction of holdings is that four companies in the portfolio have been acquired since the beginning of 2016.  This supports our position that we hold undervalued securities in the portfolio that are waiting for either the market, other companies, or private equity interests, to recognize their true value.  This acquisition activity supports that strategy.  Some of the other stocks were sold due to excessive valuations or poor performance issues.

Based on our earnings estimates, the Fund’s portfolio is trading at just above 15 times 2016 earnings.  The median price/revenues for the portfolio is 1.4 times and the median market capitalization is approximately $575 million.

For the six month period ending April 30, 2016, the Fund outperformed the return of the benchmark Russell 2000 Index by less than 1%.  Our outperformance in these specific periods was driven by both sector allocations and stock selection.

The Fund’s largest sector weight in the semi-annual period was information technology.  Our holdings in this sector produced a positive contribution during the most recent six month period.  Conversely, information technology is the second largest weighting in the benchmark index.  However, the information technology companies in the index produced a negative contribution during the semi-annual period.  Healthcare was the biggest detractor from the benchmark index return during the past six months.  Our healthcare exposure was roughly half of the benchmark weight.

The Fund’s healthcare holdings still managed to produce a positive return, which is another reason we outperformed the index.  We generally avoid biotechnology stocks due to the uncertainty related to FDA approval and its impact on valuations.  This strategy to limit holdings

Perritt Low Priced Stock Fund

in the biotech industry has served us well since this component of the healthcare industry was the worst performing segment within healthcare and helped contribute to the decline in the Russell 2000 Index.

We did miss out on the rally in the metals and mining industry.  This industry was the largest contributor to the index performance since October 31, 2015.  We have no exposure in this sector, mostly because of the unpredictability of earnings.

We had great success with a number of stock selections.  One of our best performers during the last six months was PowerSecure International Inc. (POWR).  This company provides products and services to electric utilities and to their commercial, institutional, and industrial customers.  This company was acquired within the past six months.  We started buying the security in early December 2015 and continued buying into early January 2016, even as the stock declined from our initial purchase.  We were confident the stock was mispriced and would provide value in the future.  As a validation to our theory, The Southern Company acquired PowerSecure for approximately a 90% premium in late February 2016.

Another contributor to our successful performance in the period was Orbotech Ltd. (ORBK), which gained over 45%.  Orbotech is a leading provider of process innovation technologies, solutions, and equipment serving the global electronics manufacturing industry.  The company asserts that virtually every electronic device in the world is produced using Orbotech systems.  The company should benefit from the demand of leading designers for devices to be smaller, thinner, wearable, and flexible.

The past six months have presented great rewards and some challenges.  We are confident that our vigilant approach and commitment to our strategy could help continue to produce solid results as we move forward.  We are proud to maintain our relatively low expense ratio, keeping fees competitive relative to the market.  Additionally, the Perritt Capital Management managers and team show their commitment to the success of the Fund with their own personal investments.

We are honored that you have entrusted us with your investments.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll-free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Brian Gillespie
Portfolio Manager

Past performance does not guarantee future results.

Forward earnings is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Perritt Low Priced Stock Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities.

The semi-annual report must be preceded or accompanied by a prospectus. One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt Low Priced Stock Fund

Perfomance* (Unaudited)	April 30, 2016

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 29, 2012) of the Fund’s predecessor account through October 31, 2015.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

**
June 29, 2012 is the inception date of the Fund’s predecessor account.  The Fund commenced operations on February 28, 2014.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Perfomance* (Unaudited) (Continued)	April 30, 2016

Cumulative Total Returns**
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Past	Since
	6 Months	1 Year	2 Years	3 Years*	Inception*
Perritt Low Priced Stock Fund	-1.04%	-3.67%	6.13%	38.34%	62.49%

Russell 2000® Index	-1.90%	-5.94%	3.18%	24.33%	49.26%
(reflects no deduction
for fees and expenses)

Russell Microcap® Index	-3.90%	-8.07%	-1.04%	24.20%	48.09%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2016 (Unaudited)

	Past	Past	Past	Since
	1 Year	2 Years	3 Years*	Inception*
Perritt Low Priced Stock Fund	-3.67%	3.02%	11.42%	13.50%

Russell 2000® Index	-5.94%	1.58%	7.53%	11.01%
(reflects no deduction for fees and expenses)

Russell Microcap® Index	-8.07%	-0.52%	7.49%	10.79%
(reflects no deduction for fees and expenses)

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated October 31, 2015, was 1.41%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment advisor. The since inception date is June 29, 2012, the date of inception of the Fund’s predecessor account. The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

Muller Water Products, Inc. (MWA) manufactures and markets products and services used in the transmission and measurement of water in North America. They operate in two main segments; Mueller Co. and Anvill. Mueller Co. manufactures valves for water and gas systems while Anvill manufactures and sources fittings, couplings, hangers, valves and related products for use in nonresidential, industrial, power and oil and gas end markets.

Ruckus Wireless, Inc. (RKUS) is a global supplier of carrier-class wireless fidelity (Wi-Fi) solutions. The company’s Smart Wi-Fi solutions are used by service providers and enterprises to solve a range of network capacity, coverage, and challenges associated with wireless traffic demands created by the growth in the number of users.

Orbotech LTD. (ORBK) provides yield-enhancing and production solutions for printed circuit boards (PCBs), liquid crystal displays (LCDs), and semiconductor devices in North America and internationally. It operates through three segments: Production Solutions for the Electronics Industry, Recognition Software, and Solar Energy.

Wabash National Corp. (WNC) is a diversified industrial manufacturer and producer of semi-trailers and liquid transportation systems. Based in Lafayette, Indiana, the Company manufactures a diverse range of products including: dry freight and refrigerated trailers, platform trailers, bulk tank trailers, dry and refrigerated truck bodies, specialty food grade, and pharmaceutical equipment.

Fox Factory Holding Corp. (FOXF) designs and manufactures high-performance ride dynamics products primarily for bicycles, side-by-side vehicles, on-road and off-road vehicles and trucks, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles.

Novanta Inc. (NOVT) is a global supplier of precision photonic and motion control components, laser, precision motion, and vision technologies to original equipment manufacturers in the medical equipment and advanced industrial markets nationally and around the world.

Photronics Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems. The company primarily sells its products to leading semiconductor and FPD manufacturers.

F.N.B. Corporation (FNB) is a financial holding company that provides various financial services to consumers, corporations, governments, and small- to medium-sized businesses primarily in Pennsylvania, eastern Ohio, and northern West Virginia. F.N.B operates through four segments: Community Banking, Wealth Management, Insurance, and Consumer Finance.

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector. This sector includes taxi cabs, non-emergency para-transit, limousine, livery and business autos.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Investors Bancorp Inc. (ISBC) operates as a holding company that provides various banking products and services for businesses and individuals in the United States. It offers deposit products, such as savings, checking, and money market accounts, as well as certificates of deposit.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2016

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2016 (Unaudited)

Shares	COMMON STOCKS – 92.75%	Value

Aerospace & Defense – 1.30%
182,239	Air Industries
	Group, Inc.	$1,051,519
358,787	CPI Aerostructures,
	Inc.(a)	2,475,630
		3,527,149

Auto Parts & Equipment – 4.35%
220,570	Miller Industries, Inc.	4,689,318
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 9/10/2012
	through 8/27/2014,
	Cost $4,329,450)(a)(b)	4,008,750
10,000	Motorcar Parts
	of America, Inc.	320,700
200,000	Stoneridge, Inc.(a)	2,852,000
		11,870,768

Building Materials – 2.91%
177,200	Global Brass & Copper
	Holdings, Inc.	4,802,120
300,000	PGT, Inc.(a)	3,141,000
		7,943,120

Business Services – 5.31%
270,217	Datalink Corp.(a)	2,169,842
250,000	EPIQ Systems, Inc.	3,692,500
135,967	GP Strategies Corp.(a)	3,173,470
777,663	Innodata Isogen, Inc.(a)	1,765,295
384,286	PCM, Inc.(a)	3,685,303
		14,486,410

Chemical & Related Products – 5.60%
104,644	Aceto Corp.	2,347,165
183,722	KMG Chemicals, Inc.	4,352,374
202,000	Northern Technologies
	International Corp.(a)	2,959,300
417,238	OMNOVA
	Solutions, Inc.(a)	2,983,252
229,054	Trecora Resources(a)	2,622,668
		15,264,759

Commercial Banks – 6.07%
125,900	Bankwell Financial
	Group, Inc.	2,606,130
112,000	Berkshire Hills
	Bancorp, Inc.	3,039,680
413,526	TriState Capital
	Holdings, Inc.(a)	5,524,708
272,980	Triumph
	Bancorp, Inc.(a)	4,337,652
67,800	Veritex Holdings,
	Inc.(a)	1,050,222
		16,558,392

Commercial Services & Supplies – 1.32%
125,532	Team, Inc.(a)	3,606,534
		3,606,534

Construction & Engineering – 2.99%
68,000	Comfort Systems
	USA, Inc.	2,005,320
965,232	Hill International,
	Inc.(a)	4,092,584
292,602	MFRI, Inc.(a)	2,042,362
		8,140,266

Consumer Products – Manufacturing – 4.38%
125,000	Cherokee, Inc.(a)	1,955,000
83,672	Delta Apparel, Inc.(a)	1,694,358
30,000	Flexsteel
	Industries, Inc.	1,226,700
139,483	Orchids Paper
	Products Co.	4,277,944
146,542	Superior Uniform
	Group, Inc.	2,787,229
		11,941,231

Consumer Services – 0.68%
260,000	DHI Group, Inc.(a)	1,848,600
		1,848,600

Electronic Equipment & Instruments – 1.23%
200,832	Bel Fuse, Inc.	3,345,861
		3,345,861

Energy & Related Services – 3.51%
550,790	DHT Holdings, Inc.	3,161,535
180,643	Matrix Service Co.(a)	3,403,314
133,744	PHI, Inc.(a)	2,998,540
		9,563,389

Financial Services – 6.69%
1,019,454	Cowen Group, Inc.(a)	3,552,797
182,600	FBR & Co.	3,378,100
96,728	Hennessy Advisors, Inc.	2,974,386
119,000	Liberty Tax, Inc.	1,422,050
221,377	Oppenheimer
	Holdings, Inc.	3,382,641

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares		Value

Financial Services (Continued)
270,606	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,528,702
		18,238,676

Food – 4.59%
326,200	Crimson Wine
	Group Ltd.(a)	2,772,667
170,162	Farmer Brothers Co.(a)	5,140,594
33,300	John B. Sanfilippo
	& Son, Inc.	1,842,489
245,000	Landec Corp.(a)	2,756,250
		12,512,000

Health Care Providers & Services – 1.16%
140,000	The Ensign Group, Inc.	3,158,400
		3,158,400

Industrial Goods – 2.56%
1,400,000	Hudson Technologies,
	Inc.(a)	4,900,000
100,000	Schnitzer Steel
	Industries, Inc.	2,062,000
		6,962,000

Insurance – 6.14%
418,397	Atlas Financial
	Holdings, Inc.(a)	7,351,235
92,006	Baldwin & Lyons, Inc.	2,248,626
90,000	EMC Insurance
	Group, Inc.	2,381,400
291,248	United Insurance
	Holdings Corp.	4,750,255
		16,731,516

Leisure – 1.60%
729,695	Century Casinos, Inc.(a)	4,356,279
		4,356,279

Machinery Manufacturing – 1.78%
100,000	Graham Corp.	1,851,000
63,500	Kadant, Inc.	3,006,725
		4,857,725

Medical Supplies & Services – 4.59%
219,037	Addus Homecare
	Corp.(a)	4,052,185
35,820	Birner Dental
	Management Services,
	Inc.	368,588
169,940	CryoLife, Inc.	2,107,256
146,500	Exactech, Inc.(a)	3,331,410
374,000	Syneron Medical Ltd.(a)	2,666,620
		12,526,059

Oil & Gas – 0.47%
272,500	Hallador Energy Co.	1,272,575
		1,272,575

Retail – 3.37%
175,000	Kirkland’s, Inc.	2,873,500
305,200	Systemax, Inc.(a)	2,762,060
126,905	Weyco Group, Inc.	3,558,416
		9,193,976

Semiconductor Related Products – 7.44%
1,441,731	AXT, Inc.(a)	3,705,249
351,000	DSP Group, Inc.(a)	3,334,500
298,800	PDF Solutions, Inc.(a)	4,018,860
415,000	Photronics, Inc.(a)	4,390,700
348,650	Rudolph Technologies,
	Inc.(a)	4,835,776
		20,285,085

Software – 4.32%
472,000	American Software,
	Inc. – Class A	4,314,080
1,967,092	iPass, Inc.(a)	2,203,143
100,000	VASCO Data Security
	International, Inc.(a)	1,733,000
942,493	Zix Corp.(a)	3,515,499
		11,765,722

Specialty Manufacturing – 6.09%
334,947	CECO Environmental
	Corp.	2,210,650
166,339	Core Molding
	Technologies, Inc.(a)	1,951,157
99,500	Federal Signal Corp.	1,362,155
295,482	KVH Industries, Inc.(a)	2,883,904
297,969	LSI Industries, Inc.	3,769,308
344,321	Manitex International,
	Inc.(a)	2,286,291
100,000	Sparton Corp.(a)	2,146,000
		16,609,465

Telecommunications – 1.79%
2,024,200	Ceragon Networks
	Ltd.(a)	2,429,040

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares		Value

Telecommunications (Continued)
550,000	PC-Tel, Inc.	2,464,000
		4,893,040

Wholesale Electronic Markets and
Agents and Brokers – 0.51%
300,000	Huttig Building
	Products, Inc.(a)	1,404,000
		1,404,000
	TOTAL COMMON
	STOCKS
	(Cost $208,513,990)	$252,862,997

	REAL ESTATE
	INVESTMENT TRUSTS – 4.70%
258,942	City Office Real Estate
	Investment Trust, Inc.	$2,907,919
190,000	Community Healthcare
	Trust, Inc.	3,458,000
195,000	Monmouth Real Estate
	Investment Corp. –
	Class A	2,242,500
181,397	UMH Properties, Inc.	1,777,691
180,133	Whitestone Real Estate
	Investment Trust	2,419,186
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $12,748,251)	$12,805,296

Contracts	WARRANTS – 0.00%

Insurance – 0.00%
	Emergent Capital,
	Inc. Warrant;
38,106	Expiration: 10/06/2019,
	Exercise Price
	$10.75(a)(c)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT-TERM
	INVESTMENTS – 1.56%
4,254,375	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I,
	0.34%(d)	$4,254,375
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $4,254,375)	$4,254,375
	Total Investments
	(Cost $225,516,616) –
	99.01%	$269,922,668
	Other Assets in Excess
	of Liabilities – 0.99%	2,709,237
	TOTAL NET ASSETS –
	100.00%	$272,631,905

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The market value of this security is $4,008,750 or 1.47% of the Fund’s net assets. This security is deemed to be liquid.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0.00 or 0.00% of the Fund’s Net Assets. This security is classified as Level 2 and is deemed to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of April 29, 2016.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2016 (Unaudited)

Shares	COMMON STOCKS – 96.36%	Value

Aerospace & Defense – 1.20%
48,294	Air Industries
	Group, Inc.	$278,657
50,000	CPI Aerostructures,
	Inc.(a)	345,000
		623,657

Air Transport – 0.70%
34,047	AeroCentury Corp.(a)	364,643
		364,643

Auto Parts & Equipment – 3.30%
75,000	Supreme
	Industries, Inc.	932,250
62,000	Unique
	Fabricating, Inc.	781,200
		1,713,450

Biotechnology – 0.71%
32,000	Trinity Biotech
	Plc – ADR	368,000
		368,000

Building Materials – 0.82%
119,778	Empire Resources, Inc.	426,410
		426,410

Business Services – 14.12%
625,547	Auxilio, Inc.(a)	544,226
64,000	BG Staffing, Inc.	1,011,200
290,000	DLH Holdings Corp.(a)	1,174,500
159,972	Information Services
	Group, Inc.(a)	655,885
205,500	Innodata Isogen, Inc.(a)	466,485
275,000	Intrusion, Inc.(a)(c)	138,875
72,900	PCM, Inc.(a)	699,111
1,837,300	Quadrant 4
	Systems Corp.(a)	523,447
52,147	Transcat, Inc.(a)	554,323
260,000	USA Technologies,
	Inc.(a)	1,138,800
508,900	WidePoint Corp.(a)	422,387
		7,329,239

Chemical & Related Products – 1.86%
320,000	Flexible Solutions
	International, Inc.(a)	438,400
36,000	Northern Technologies
	International Corp.(a)	527,400
		965,800

Computer and Electronic
Product Manufacturing – 0.35%
61,173	Dynatronics Corp.(a)	183,519
		183,519

Computers & Electronics – 1.69%
81,000	Concurrent
	Computer Corp.	490,860
65,434	NAPCO Security
	Technologies, Inc.(a)	387,369
		878,229

Construction & Engineering – 6.01%
66,500	Gencor Industries,
	Inc.(a)	959,595
180,000	Hill International,
	Inc.(a)	763,200
26,000	NV5 Global, Inc.(a)	645,580
70,000	Willdan Group, Inc.(a)	752,500
		3,120,875

Consumer Products – Distributing – 2.21%
284,000	FitLife Brands, Inc.(a)	320,920
254,430	US Auto Parts
	Network, Inc.(a)	824,353
		1,145,273

Consumer Products – Manufacturing – 3.28%
42,070	Cherokee, Inc.(a)	657,975
50,000	Crown Crafts, Inc.	460,000
45,000	Hardinge, Inc.	585,000
		1,702,975

Consumer Services – 0.93%
81,638	Xcel Brands, Inc.(a)	482,481
		482,481

Electronic Equipment & Instruments – 1.41%
200,000	Iteris, Inc.(a)	496,000
50,000	Ultralife Corp.(a)	236,000
		732,000

Energy & Related Services – 2.93%
75,000	Dawson
	Geophysical Co.(a)	385,500
95,000	DHT Holdings, Inc.	545,300
100,000	Mitcham Industries,
	Inc.(a)	372,000
270,000	Uranium Energy
	Corp.(a)	218,916
		1,521,716

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares		Value

Environmental Services – 0.60%
180,000	Fuel Tech, Inc.(a)	309,600
		309,600

Financial Services – 7.38%
95,000	AMREP Corp.(a)	422,750
10,000	First Internet Bancorp	248,000
24,000	Hennessy Advisors, Inc.	738,000
50,000	HopFed Bancorp, Inc.	562,500
22,585	Liberty Tax, Inc.	269,891
22,100	Pacific Premier
	Bancorp(a)	514,046
52,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	678,080
362,347	TheStreet, Inc.	398,582
		3,831,849

Food – 2.00%
5,982	John B. Sanfilippo
	& Son, Inc.	330,984
100,000	Willamette Valley
	Vineyards, Inc.(a)	708,000
		1,038,984

Furniture and Related Product Manufacturing – 0.99%
200,000	Stanley Furniture
	Co., Inc.(a)	512,000
		512,000

Health Care Providers & Services – 0.57%
200,000	Celsion Corp.(a)	296,000
		296,000

Household Durables – 1.19%
22,000	LGI Homes, Inc.(a)	616,220
		616,220

Industrial Goods – 1.48%
219,900	Hudson Technologies,
	Inc.(a)	769,650
		769,650

Insurance – 5.09%
50,000	Atlas Financial
	Holdings, Inc.(a)	878,500
122,800	Kingstone Companies,
	Inc.	1,142,040
38,000	United Insurance
	Holdings Corp.	619,780
		2,640,320

Leisure – 2.96%
97,322	Century Casinos, Inc.(a)	581,012
1,771,000	Galaxy Gaming, Inc.(a)	440,979
250,000	Nevada Gold
	& Casinos, Inc.(a)	512,500
		1,534,491

Medical Supplies & Services – 2.43%
27,000	Addus Homecare
	Corp.(a)	499,500
3,500	Birner Dental
	Management
	Services, Inc.	36,015
3,200,000	Hooper Holmes, Inc.(a)	444,160
53,078	MGC Diagnostics
	Corp.(a)	283,967
		1,263,642

Motion Pictures – 1.65%
190,000	Ballantyne Strong,
	Inc.(a)	858,800
		858,800

Oil & Gas – 0.36%
40,000	Hallador Energy Co.	186,800
		186,800

Pharmaceuticals – 2.01%
82,579	Immucell Corp.(a)	568,969
70,000	Juniper Pharmaceuticals,
	Inc.(a)	475,300
		1,044,269

Semiconductor Related Products – 5.15%
290,000	AXT, Inc.(a)	745,300
97,500	DSP Group, Inc.(a)	926,250
128,911	inTEST Corp.(a)	489,862
90,000	Ultra Clean
	Holdings, Inc.(a)	512,100

Software – 9.00%
128,800	ARI Network
	Services, Inc.(a)	539,672
126,883	Asure Software, Inc.(a)	669,942
55,000	BSquare Corp.(a)	342,650
200,000	Digital Turbine, Inc.(a)	172,000
75,000	Evolving Systems, Inc.	432,000
226,603	GlobalSCAPE, Inc.	770,450
540,000	iPass, Inc.(a)	604,800

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares		Value

Software (Continued)
333,000	MeetMe, Inc.(a)	1,138,860
		4,670,374

Specialty Manufacturing – 9.74%
165,770	CTI Industries Corp.(a)	1,077,505
180,888	Data I/O Corp.(a)	434,131
25,000	Hurco Companies, Inc.	809,500
55,000	KVH Industries, Inc.(a)	536,800
170,000	Orbit International
	Corp.(a)	634,950
163,900	Pioneer Power
	Solutions, Inc.(a)(c)	835,890
35,000	Tecnoglass, Inc.(a)	379,750
107,000	Xplore Technologies
	Corp.(a)	345,610
		5,054,136

Telecommunications – 1.98%
105,000	magicJack
	VocalTec Ltd.(a)	636,300
660,000	Mobivity Holdings Corp.
	(Acquired 3/11/2014,
	Cost $660,000)(a)(b)	389,400
		1,025,700

Transportation Equipment
Manufacturing – 0.26%
10,000	MCBC Holdings, Inc.(a)	134,200
		134,200
	TOTAL COMMON
	STOCKS
	(Cost $44,782,613)	$50,018,814

Contracts	WARRANTS – 0.00%

Telecommunications – 0.00%
165,000	Mobivity Holdings
	Corp. Warrant
	(Acquired 3/11/2014,
	Cost $0)
	Expiration 03/12/2019,
	Exercise Price
	$1.20(a)(b)(c)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT-TERM
	INVESTMENTS – 4.01%
2,079,341	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I,
	0.34%(d)	$2,079,341
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $2,079,341)	$2,079,341
	Total Investments
	(Cost $46,861,954) –
	100.37%	$52,098,155
	Liabilities in Excess of
	Other Assets – (0.37)%	(191,020)
	TOTAL NET ASSETS –
	100.00%	$51,907,135

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

(a)	Non-income producing security.

(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) or was acquired in a private placement and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The market values of these securities totals $389,400 or 0.75% of the Fund’s net assets and these securities were deemed to be illiquid.

(c)
The price for these securities was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $974,765 or 1.88% of the Fund’s Net Assets. These securities were classified as Level 2 and, with the exception of Mobivity Holdings Corp. Warrant (“Mobivity Warrant”), are deemed to be liquid.  Mobivity Warrant is considered to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of April 29, 2016.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”)

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	April 30, 2016 (Unaudited)

Shares	COMMON STOCKS – 88.34%	Value

Administrative and Support Services – 0.97%
2,900	Kforce, Inc.	$55,129
		55,129

Air Transportation – 3.75%
2,000	Hawaiian Holdings,
	Inc.(a)	84,140
6,500	JetBlue Airways
	Corp.(a)	128,635
		212,775

Automobile Manufacturers – 0.69%
1,800	Winnebago
	Industries, Inc.	38,952
		38,952

Auto Parts & Equipment – 0.19%
500	Miller Industries, Inc.	10,630
		10,630

Beverage and Tobacco
Product Manufacturing – 1.30%
2,800	MGP Ingredients, Inc.	73,976
		73,976

Biotechnology – 1.28%
6,300	Trinity Biotech
	Plc – ADR	72,450
		72,450

Business Services – 3.22%
4,300	Graphic Packaging
	Holding Co.	57,104
23,900	Information Services
	Group, Inc.(a)	97,990
1,800	Steelcase, Inc.	27,468
		182,562

Chemical & Related Products – 1.17%
7,800	Star Gas Partners LP	66,534
		66,534

Commercial Banks – 4.15%
8,800	Hallmark Financial
	Services, Inc.(a)	99,352
7,100	Triumph Bancorp,
	Inc.(a)	112,819
1,500	Veritex Holdings,
	Inc.(a)	23,235
		235,406

Commercial Services & Supplies – 2.11%
2,700	ACCO Brands Corp.(a)	25,758
8,500	RPX Corp.(a)	94,180
		119,938

Communications Equipment – 1.49%
7,800	ClearOne, Inc.	84,630
		84,630

Computer and Electronic
Product Manufacturing – 2.25%
21,900	Digirad Corp.	127,677
		127,677

Computers & Electronics – 1.66%
9,800	Brocade Communications
	Systems, Inc.	94,178
		94,178

Construction & Engineering – 1.35%
5,300	Gencor Industries,
	Inc.(a)	76,479
		76,479

Credit Intermediation and
Related Activities – 9.64%
10,600	FNB Corp.	140,132
11,700	Investors Bancorp, Inc.	135,135
7,800	Meridian Bancorp, Inc.	114,036
3,400	TowneBank	71,400
14,600	United Community
	Financial Corp.	86,724
		547,427

Electronic Equipment & Instruments – 3.01%
7,100	Orbotech Ltd.(a)	170,968
		170,968

Energy & Related Services – 1.90%
18,800	DHT Holdings, Inc.	107,912
		107,912

Fabricated Metal Product
Manufacturing – 2.47%
10,100	Builders FirstSource,
	Inc.(a)	112,009
1,900	NCI Building Systems,
	Inc.(a)	28,006
		140,015

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares		Value

Financial Services – 1.03%
4,000	Janus Capital Group,
	Inc.	58,400
		58,400

Healthcare Providers & Services – 1.01%
4,300	Select Medical
	Holdings Corp.(a)	57,534
		57,534

Healthcare Equipment – 0.93%
2,100	Globus Medical, Inc.(a)	52,584
		52,584

Household Durables – 1.98%
6,500	Lifetime Brands, Inc.	112,255
		112,255

Insurance – 3.84%
7,700	Atlas Financial
	Holdings, Inc.(a)	135,289
4,500	CNO Financial
	Group, Inc.	82,665
		217,954

Leisure – 3.73%
2,800	Marine Products Corp.	22,932
7,100	Nautilus, Inc.(a)	125,244
4,900	Reading International,
	Inc.(a)	63,553
		211,729

Machinery Manufacturing – 4.48%
10,900	GSI Group, Inc.(a)	158,595
8,700	Nova Measuring
	Instruments Ltd.(a)	95,961
		254,556

Medical Supplies & Services – 3.97%
1,900	AMN Healthcare
	Services, Inc.(a)	67,469
9,300	CryoLife, Inc.	115,320
2,100	Merit Medical
	Systems, Inc.(a)	42,525
		225,314

Pharmaceuticals – 1.61%
1,900	Cambrex Corp.(a)	91,656
		91,656

Semiconductor Related Products – 4.20%
5,000	Entegris, Inc.(a)	66,450
1,200	Neophotonics Corp.(a)	14,388
14,900	Photronics, Inc.(a)	157,642
		238,480

Software – 3.61%
10,700	American
	Software, Inc.	97,798
28,700	Zix Corp.(a)	107,051
		204,849

Specialty Manufacturing – 10.25%
5,200	Federal Signal Corp.	71,188
9,200	Fox Factory
	Holding Corp.(a)	159,252
16,900	Mueller Water
	Products, Inc.	181,675
11,900	Wabash National
	Corp.(a)	169,575
		581,690

Telecommunications – 3.68%
2,400	CalAmp Corp.(a)	35,928
12,600	Ruckus Wireless, Inc.(a)	173,124
		209,052

Truck Transportation – 0.21%
1,000	Roadrunner
	Transportation
	Systems, Inc.(a)	11,820
		11,820

Waste Management & Remediation Services – 1.21%
8,000	TRC Companies, Inc.(a)	68,480
		68,480
	TOTAL COMMON
	STOCKS
	(Cost $4,725,265)	$5,013,991

	REAL ESTATE
	INVESTMENT TRUSTS – 1.57%
6,700	Medical Properties
	Trust, Inc.	$89,177
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $83,014)	$89,177

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2016 (Unaudited)

Shares	SHORT-TERM	Value
	INVESTMENTS – 9.85%
559,284	Fidelity Institutional
	Money Market Funds –
	Money Market Portfolio –
	Class I, 0.34%(b)	$559,284
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $559,284)	$559,284
	Total Investments
	(Cost $5,367,563) –
	99.76%	$5,662,452
	Other Assets in Excess
	of Liabilities – 0.24%	13,460
	TOTAL NET ASSETS –
	100.00%	$5,675,912

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Variable rate security; the rate shown is the effective rate as of April 29, 2016.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value	$269,922,668	$52,098,155	$5,662,452
Receivable for investments sold	3,214,809	66,399	—
Dividends and interest receivable	140,813	2,029	1,593
Prepaid expenses	10,813	7,902	10,684
Receivable for fund shares issued	8,142	19,428	50,250
Due from Advisor	—	—	7,573
Total Assets	273,297,245	52,193,913	5,732,552

Liabilities:
Payable for investments purchased	—	135,104	34,657
Payable for fund shares purchased	297,172	34,101	—
Payable to Officers & directors	21,571	21,572	—
Payable to Advisor	225,447	52,849	—
Accrued expenses & other liabilities	121,150	43,152	21,983
Total Liabilities	665,340	286,778	56,640
Net Assets	$272,631,905	$51,907,135	$5,675,912

Net Assets Consist of:
Capital Stock	203,423,900	45,283,290	5,671,084
Accumulated net
investment income/(loss)	766,738	(357,219)	(4,891)
Accumulated undistributed net realized
gain/(loss) on investments sold	24,035,215	1,744,863	(285,170)
Net unrealized appreciation
on investments	44,406,052	5,236,201	294,889
Total Net Assets	$272,631,905	$51,907,135	$5,675,912
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	8,707,953	3,654,953	372,378
Net Assets	$272,631,905	$51,907,135	$5,675,912
Net asset value and
offering price per share	$31.31	$14.20	$15.24
Cost of Investments	$225,516,616	$46,861,954	$5,367,563

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Investment Income:
Dividend Income	$3,246,597	$507,512	$29,168
Less: Foreign taxes withheld
and issuance fees	—	—	(100)
Interest income	6,912	2,281	571
Total investment income	3,253,509	509,793	29,639

Expenses:
Investment advisory fee	1,556,476	328,181	24,271
Shareholder servicing	142,750	42,028	12,691
Administration fee	79,660	15,414	2,981
Fund accounting expenses	44,938	9,185	2,091
Officer & directors’ fees & expenses	37,391	37,391	8,625
Professional fees	19,417	20,002	17,860
Federal & state registration fees	18,483	12,922	13,625
Printing & Mailing fees	17,606	4,448	1,460
Custodian fees	11,810	3,733	1,743
Other expense	7,281	1,897	1,464
Interest expense	2,691	154	—
Total expenses	1,938,503	475,355	86,811
Less contractual waiver	—	—	(44,450)
Less voluntary waiver	—	—	(8,625)
Net investment income/(loss)	1,315,006	34,438	(4,097)

Realized and Unrealized
Gain on Investments:
Net realized gain/(loss)
on investments	24,081,828	1,756,336	(131,089)
Change in unrealized appreciation/
(depreciation) on investments	(35,931,358)	(1,738,306)	86,306
Net realized and unrealized
gain/(loss) on investments	(11,849,530)	18,030	(44,783)
Net increase/(decrease) in net assets
resulting from operations	$(10,534,524)	$52,468	$(48,880)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
Operations:
Net investment income	$1,315,006	$522,087
Net realized gain on investments	24,081,828	6,081,565
Net decrease in unrealized appreciation on investments	(35,931,358)	(20,834,810)
Net decrease in net assets resulting from operations	(10,534,524)	(14,231,158)
Dividends and Distributions to Shareholders:
Net realized gains	(6,027,092)	(31,028,153)
Total dividends and distributions	(6,027,092)	(31,028,153)
Capital Share Transactions:
Proceeds from shares issued	11,853,210	44,631,301
Reinvestment of distributions	5,597,737	28,912,587
Cost of shares redeemed	(101,026,681)	(118,258,647)
Redemption fees	1,675	25,540
Net decrease in net assets
from capital share transactions	(83,574,059)	(44,689,219)
Total Decrease in Net Assets	(100,135,675)	(89,948,530)
Net Assets
Beginning of the period	372,767,580	462,716,110
End of the period	$272,631,905	$372,767,580
Accumulated undistributed net investment income/(loss)	$766,738	$(548,268)

Capital Share Transactions:
Shares sold	382,590	1,327,427
Shares issued on reinvestment of distributions	175,039	872,437
Shares redeemed	(3,313,406)	(3,588,849)
Net decrease from capital share transactions	(2,755,777)	(1,388,985)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
Operations:
Net investment income/(loss)	$34,438	$(278,487)
Net realized gain on investments	1,756,336	860,911
Net decrease in unrealized appreciation on investments	(1,738,306)	(1,103,581)
Net increase/(decrease) in net assets resulting from operations	52,468	(521,157)
Dividends and Distributions to Shareholders:
Net realized gains	(866,370)	(9,199,946)
Total dividends and distributions	(866,370)	(9,199,946)
Capital Share Transactions:
Proceeds from shares issued	3,582,645	15,901,676
Reinvestment of distributions	816,702	8,580,440
Cost of shares redeemed	(11,733,629)	(22,320,922)
Redemption fees	1,905	42,748
Net increase/(decrease) in net assets
from capital share transactions	(7,332,377)	2,203,942
Total Decrease in Net Assets	(8,146,279)	(7,517,161)
Net Assets
Beginning of the period	60,053,414	67,570,575
End of the period	$51,907,135	$60,053,414
Accumulated undistributed net investment loss	$(357,219)	$(391,657)

Capital Share Transactions:
Shares sold	263,814	1,081,853
Shares issued on reinvestment of distributions	58,336	59,027
Shares redeemed	(841,904)	(1,522,319)
Net increase/(decrease) from capital share transactions	(519,754)	149,661

The accompanying notes to financial statements are an integral part of this statement.

Perritt Low Priced Stock Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
Operations:
Net investment loss	$(4,097)	$(2,360)
Net realized loss on investments	(131,089)	(50,903)
Net increase in unrealized appreciation on investments	86,306	155,499
Net increase/(decrease) in net assets resulting from operations	(48,880)	102,236
Capital Share Transactions:
Proceeds from shares issued	1,394,868	2,995,885
Cost of shares redeemed	(282,836)	(575,980)
Redemption fees	463	604
Net increase in net assets
from capital share transactions	1,112,495	2,420,509
Total Increase in Net Assets	1,063,615	2,522,745
Net Assets
Beginning of the period	4,612,297	2,089,552
End of the period	$5,675,912	$4,612,297
Accumulated undistributed net investment loss	$(4,891)	$(794)

Capital Share Transactions:
Shares sold	93,204	190,087
Shares redeemed	(20,588)	(37,977)
Net increase from capital share transactions	72,616	152,110

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2016	2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$32.52	$36.00	$37.38	$26.47	$23.43	$24.52

Income/(loss) from investment operations:
Net investment income/(loss)[2]	0.13	0.04	(0.18)	(0.06)	0.10	(0.11)
Net realized and unrealized
gain/(loss) on investments	(0.81)	(1.10)	2.29	11.21	2.94	(0.98)
Total from investment operations	(0.68)	(1.06)	2.11	11.15	3.04	(1.09)

Less dividends and distributions:
From net investment income	—	—	—	(0.24)	—	—
Distributions from net realized gains	(0.53)	(2.42)	(3.49)	—	—	—
Total dividends and distributions	(0.53)	(2.42)	(3.49)	(0.24)	—	—
Redemption fees[2,3]	—	—	—	—	—	—
Net asset value, end of period	$31.31	$32.52	$36.00	$37.38	$26.47	$23.43
Total return[1]	(2.13%)[5]	(3.07%)	6.17%	42.46%	12.97%	(4.45%)

Supplemental data and ratios:
Net assets, end of period
(in thousands)	$272,632	$372,768	$462,716	$463,469	$308,241	$337,975
Ratio of net expenses to
average net assets	1.25%[4]	1.21%	1.19%	1.22%	1.26%	1.22%
Ratio of net investment income/(loss)
to average net assets	0.84%[4]	0.12%	(0.51%)	(0.20%)	0.38%	(0.42%)
Portfolio turnover rate	2.3%[5]	20.7%	29.1%	41.4%	14.0%	25.4%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized.
[5]	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2016	2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$14.39	$16.79	$16.23	$11.50	$10.90	$11.10

Income/(loss) from investment operations:
Net investment income/(loss)[2]	0.01	(0.06)	(0.19)	(0.15)	(0.06)	(0.15)
Net realized and unrealized
gain/(loss) on investments	0.02	(0.06)	1.12	4.88	0.66	(0.06)
Total from investment operations	0.03	(0.12)	0.93	4.73	0.60	(0.21)

Less dividends and distributions:
Distributions from
net realized gains	(0.22)	(2.29)	(0.39)	—	—	—
Total dividends and distributions	(0.22)	(2.29)	(0.39)	—	—	—
Redemption fees[2]	— [3]	0.01	0.02	— [3]	— [3]	0.01
Net asset value, end of period	$14.20	$14.39	$16.79	$16.23	$11.50	$10.90
Total return[1]	0.22%[5]	(0.82%)	5.96%	41.13%	5.50%	(1.80%)

Supplemental data and ratios:
Net assets, end of period
(in thousands)	$51,907	$60,053	$67,571	$82,000	$48,577	$63,290
Ratio of net expenses to
average net assets	1.81%[4]	1.75%	1.56%	1.75%	1.85%	1.65%
Ratio of net investment loss
to average net assets	0.13%[4]	(0.43%)	(1.06%)	(1.14%)	(0.56%)	(1.11%)
Portfolio turnover rate	5.6%[5]	30.1%	64.2%	33.9%	14.6%	17.9%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized.
[5]	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the period

			For the
			Period From
	For the Six	For the	February 28, 2014[4]
	Months Ended	Year Ended	to
	April 30,	October 31,	October 31,
	2016	2015	2014
	(Unaudited)

Net asset value, beginning of period	$15.39	$14.15	$15.00

Income/(loss) from investment operations:
Net investment loss[2]	(0.01)	(0.01)	(0.06)
Net realized and unrealized loss on investments	(0.14)	1.25	(0.79)
Total from investment operations	(0.15)	1.24	(0.85)
Redemption fees[2,3]	—	—	—
Net asset value, end of period	$15.24	$15.39	$14.15
Total return[1]	(1.04%)[7]	8.76%	(5.67%)[5,7]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$5,676	$4,612	$2,090
Ratio of net expenses to average net assets	1.39%[6]	1.49%[8]	1.50%[6]
Ratio of net investment loss to average net assets	(0.17%)[6]	(0.08%)	(0.67%)[6]
Ratio of expenses (prior to reimbursement)
to average net assets	3.58%[6]	4.90%	7.15%[6]
Ratio of net investment loss (prior to
reimbursement) to average net assets	(2.36%)[6]	(3.49%)	(6.32%)[6]
Portfolio turnover rate	28.3%[7]	76.6%	49.0%[7]

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Commencement of operations.
[5]	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
[6]	Annualized.
[7]	Not Annualized.
[8]	Effective October 1, 2015, the Advisor expense limit was reduced from 1.50% to 1.39%.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2016

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Perritt Low Priced Stock Fund commenced operations on February 28, 2014.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

	b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Investment and shareholder transactions are recorded on the trade date.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $1,302,645, decreasing accumulated net investment loss by $1,357,177 and decreasing accumulated net realized gain by $54,532. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $913,749, decreasing accumulated net investment loss by $902,601 and increasing accumulated net realized gain by $11,148. The Low Priced Stock Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $134, decreasing accumulated net investment loss by $1,566 and decreasing accumulated net realized loss by $1,432.

h.
As of and during the six months ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the six months ended April 30, 2016, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2012.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2016:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$27,054,982	$—	$—	$27,054,982
Consumer Staples	16,789,944	—	—	16,789,944
Energy	10,835,964	—	—	10,835,964
Financial	50,106,534	—	—	50,106,534
Health Care	18,031,623	—	—	18,031,623
Industrials	54,015,987	—	—	54,015,987
Information Technology	59,097,212	—	—	59,097,212
Materials	16,930,751	—	—	16,930,751
Total Common Stocks	252,862,997	—	—	252,862,997
Real Estate Investment Trusts	12,805,296	—	—	12,805,296
Warrants
Financial	—	0	—	—
Total Warrants	—	—	—	—
Short Term Investments	4,254,375	—	—	4,254,375
Total Investments
in Securities	$269,922,668	$—	$—	$269,922,668

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$8,209,116	$—	$—	$8,209,116
Consumer Staples	1,359,904	—	—	1,359,904
Energy	1,708,516	—	—	1,708,516
Financial	5,779,528	—	—	5,779,528
Health Care	3,699,656	—	—	3,699,656
Industrials	11,340,357	1,470,840	—	12,811,197
Information Technology	13,940,772	528,275	—	14,469,047
Materials	1,345,550	—	—	1,345,550
Telecommunication Services	636,300	—	—	636,300
Total Common Stocks	48,019,699	1,999,115	—	50,018,814
Warrants
Information Technology	—	0	—	—
Total Warrants	—	—	—	—
Short Term Investments	2,079,341	—	—	2,079,341
Total Investments
in Securities	$50,099,040	$1,999,115	$—	$52,098,155

Perritt Low Priced Stock Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$522,188	$—	$—	$522,188
Consumer Staples	73,976	—	—	73,976
Energy	107,912	—	—	107,912
Financial	1,059,187	—	—	1,059,187
Health Care	627,215	—	—	627,215
Industrials	1,145,172	—	—	1,145,172
Information Technology	1,354,703	—	—	1,354,703
Materials	57,104	—	—	57,104
Utilities	66,534	—	—	66,534
Total Common Stocks	5,013,991	—	—	5,013,991
Real Estate Investment Trusts	89,177	—	—	89,177
Short Term Investments	559,284	—	—	559,284
Total Investments
in Securities	$5,662,452	$—	$—	$5,662,452

Please refer to the Schedules of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds. It is the Funds’ policy to record transfers using fair values measured at the end of the reporting period.

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Transfers into Level 1	$1,051,519	$2,512,035	$—
Transfers out of Level 1	—	1,609,715	—
Net Transfers into Level 1	$1,051,519	$902,320	$—
Transfers into Level 2	$—	$1,609,715	$—
Transfers out of Level 2	1,051,519	2,512,035	—
Net Transfers out of Level 2	$(1,051,519)	$(902,320)	$—

The securities transferred from Level 1 to Level 2 were transferred due to those securities not trading on the last day of the reporting period.  The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.

At the beginning and during the six months ended April 30, 2016, the MicroCap Fund, the Ultra MicroCap Fund, and the Low Priced Stock Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Funds.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At April 30, 2016, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $225,447 and $52,849, respectively.  At April 30, 2016, the Low Priced Stock Fund had fees due from the Advisor of $7,573.  For the six months ended April 30, 2016, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $1,556,476, $328,181 and $24,271, respectively.

With regards to the Low Priced Stock Fund, the Advisor has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39%.  This arrangement cannot be terminated prior to February 28, 2017 without the consent of the Board of Directors.  The Advisor is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the Advisor earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.  Additionally, the Advisor has voluntarily waived any salaries and fees of all officers and directors of the Low Priced Stock Fund during the year.  The salaries and fees waived by the Advisor for the six months ended April 30, 2016 were $8,625 and are not eligible for recapture.  Voluntary expense waivers may be discontinued at any time.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

For the six months ended April 30, 2016, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $44,450.  $87,508 is eligible for recapture through October 31, 2018.  $71,859 is eligible for recapture through October 31, 2017.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2016, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$7,232,940	$—	$93,794,667
Ultra MicroCap Fund	$—	$2,929,297	$—	$11,438,653
Low Priced Stock Fund	$—	$2,089,746	$—	$ 1,301,136

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Matters

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Cost of investments for tax purposes	$288,137,149	$53,119,758	$4,446,127
Gross tax unrealized appreciation	104,436,051	14,957,785	397,053
Gross tax unrealized depreciation	(24,145,233)	(7,994,734)	(231,282)
Net unrealized appreciation
on investments	80,290,818	6,963,051	165,771
Distributable ordinary income	—	—	—
Distributable long-term capital gains	6,027,071	866,353	—
Total distributable earnings	6,027,071	866,353	—
Other accumulated losses	(548,268)	(391,657)	(112,063)
Total accumulated earnings	$85,769,621	$7,437,747	$53,708

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2015, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund deferred, on a tax basis, post-October and late year ordinary losses of $548,268, $391,657 and $794, respectively.

The tax composition of distributions paid during the periods ended October 31, 2015 and 2014 were as follows:

	Ordinary Income		Long-term Capital Gains
	2015	2014	2015	2014
MicroCap Fund	$—	$1,411,878	$31,028,153	$42,008,440
Ultra MicroCap Fund	—	—	9,199,946	2,070,525
Low Priced Stock Fund	—	—	—	—

On November 20, 2015, the MicroCap Fund paid long-term capital gains distributions of $0.52993 per share, and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.21797 per share. The Low Priced Stock Fund did not have a distribution.

As of October 31, 2015, the Low Priced Stock Fund had short-term capital losses of $111,269, which have no expiration date.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2016, the MicroCap

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $4,008,750 and $389,400, which accounted for 1.47% and 0.75%, respectively, of each Fund’s net assets.  During the six months ended April 30, 2016, the Low Priced Stock Fund did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 12, 2016, under which the MicroCap Fund may borrow up to $18,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $6,000,000 or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2015 to April 30, 2016, the MicroCap Fund had average borrowings of $124,885 and the weighted average interest rate on the line of credit borrowings was 3.50%, while the Ultra MicroCap Fund had average borrowings of $9,396 and the weighted average interest rate on the line of credit borrowings was 3.25%.  On February 2, 2016, the MicroCap Fund had borrowings of $2,245,000, which represents the largest borrowing amount during the year.  On November 13, 2015, the Ultra MicroCap Fund had borrowings of $570,000, which represents the largest borrowing amount during the year.  At April 30, 2016, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  As of April 30, 2016, the Low Priced Stock Fund does not have a line of credit arrangement.

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2015 through April 30, 2016.  No issuers were affiliated with the MicroCap Opportunities Fund and the Low Priced Stock Fund during the six months ended April 30, 2016.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2015	Additions	Reductions	April 30, 2016	Income	April 30, 2016
CTI Industries
Corp.[1]	183,400	—	17,630	165,770	$—	$1,077,505
					$—	$1,077,505

[1]	Issuer was not an affiliate as of April 30, 2016.

12.	Beneficial Ownership

With the exception of the Perritt Low Priced Stock Fund, the Advisor and its affiliates do not beneficially own more than 5% of a Fund’s shares as of April 30, 2016.  The Advisor and its affiliates own 19.27% of the Perritt Low Priced Stock Fund as of April 30, 2016.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 – April 30, 2016).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2016

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/15	4/30/16	11/1/15 – 4/30/16[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$978.70	$6.15
Perritt Ultra MicroCap Fund	$1,000.00	$1,002.20	$9.01
Perritt Low Priced Stock Fund	$1,000.00	$989.60	$6.88

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,018.65	$6.27
Perritt Ultra MicroCap Fund	$1,000.00	$1,015.86	$9.07
Perritt Low Priced Stock Fund	$1,000.00	$1,017.95	$6.97

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the MicroCap Opportunities Fund, 1.81% for the Ultra MicroCap Fund and 1.39% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal

On December 4, 2015, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund, and the Perritt Low Priced Stock Fund (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  They then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is research intensive, and discussed staffing at the Advisor.  The Directors concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Advisor.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors believe that the Advisor provides high quality services to the Funds, and they determined that their overall confidence in the Advisor is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer universes for purposes of the materials.  After review, the Directors concluded that the expense ratios of the Funds were within the range of comparable mutual funds, and that the fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.  Specifically, the Advisor noted the following:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

Perritt Funds, Inc.

Advisory Agreement Renewal (Continued)

•	The Advisor maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight.

The Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts. Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, management history and ability to successfully market the Funds.  The Directors noted that while the Funds other than the Low Priced Stock Fund have underperformed in the short-term, it is their expectation that the Advisor’s discipline will lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Directors noted that at each quarterly meeting, the Directors review reports regarding the investment performance of the Funds.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Directors believe that the Advisor manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  The Directors also considered the Funds overall expense ratios compared to peer group funds.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the

Perritt Funds, Inc.

Advisory Agreement Renewal (Continued)

Funds’ assets grow.  Given the size of the Funds, the Directors determined that the current fees were appropriate at foreseeable asset levels.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI) or visit www.perrittcap.com.  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Age: 53		successor	Estate Broker in the State	MicroCap
	Portfolios in	elected; 19 years,	of Montana. She has been	Opportunities
	Fund Complex	Perritt MicroCap	a partner and a principal	Fund, Inc.
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 11 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Age: 59		successor	with the law firm of Fergeson,	MicroCap
	Portfolios in	elected; 26 years,	Skipper, et. al. in Sarasota,	Opportunities
	Fund Complex	Perritt MicroCap	Florida and has been	Fund, Inc.
	Overseen: 3	Opportunities	employed with such firm
		Fund; 11 years,	since April 1989.
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	Perritt
Age: 50		as President;	President of the Perritt	MicroCap
	Portfolios in	As Director,	MicroCap Opportunities	Opportunities
	Fund Complex	indefinite until	Fund since November	Fund, Inc.
	Overseen: 3	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		15 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund; 11 years	1997 until October 5, 2010.
		as President of	Mr. Corbett began his
		Perritt Ultra	tenure with Perritt Capital
		MicroCap Fund;	Management in 1990 as a
		and since	research analyst. He assumed
		inception,	portfolio management
		Perritt Low Priced	responsibilities in 1996
		Stock Fund	and now serves as portfolio
manager for both funds.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 54	and Treasurer	3 years	President and Treasurer of the
Funds and Chief Financial
Officer of the Advisor since
February 2012. He has over
25 years experience in corporate
accounting, finance, administration,
planning and business development.
His previous experience includes
tenures at Ernst and Young and
CenturyLink Communications.

Lynn E.
Burmeister	Vice President,	One-year term	Mrs. Burmeister has been the	N/A
Age: 57	Chief	5 years	Chief Compliance Officer
	Compliance		since May 1, 2010, and
	Officer and		oversees all compliance
	Secretary		matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund,
the Perritt Ultra MicroCap Fund and/or
the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*  /s/ Michael J. Corbett
   Michael J. Corbett, President

Date   6/27/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
  Michael J. Corbett, President

Date  6/27/16

By (Signature and Title)* /s/ Mark J. Buh
  Mark J. Buh, Treasurer/Principal Financial Officer

Date  6/27/16

* Print the name and title of each signing officer under his or her signature.